Exhibit 1.1

ROX FINANCIAL LP

SERIES A

[•] Series A Shares

Representing Limited Partner Interests

UNDERWRITING AGREEMENT

[•], 2021

UNDERWRITING AGREEMENT

[•], 2021

UBS Securities LLC

RBC Capital Markets, LLC

as Representatives of the several Underwriters

c/o UBS Securities LLC

1285 Avenue of the Americas

New York, New York 10019

c/o RBC Capital Markets, LLC

3 World Financial Center

200 Vesey Street, 10th Floor

New York, New York 10281

Ladies and Gentlemen:

Each of ROX Financial LP, a Delaware limited partnership (the “Company”), Series A, a separate series of ROX Financial LP (“Series A”), ROX Financial GP LLC, a Delaware limited liability company (“General Partner”), the general partner of the Company and Series A and a wholly owned subsidiary of ROX Financial Inc., a Delaware corporation (the “Parent”), and RPS Securities LLC, a Texas limited liability company (the “Adviser”), confirms its agreement with UBS Securities LLC (“UBS”), RBC Capital Markets, LLC (“RBC”) and each of the other Underwriters named in Schedule A hereto (collectively, the “Underwriters”), for whom UBS and RBC are acting as representatives (in such capacity, together, the “Representatives”), with respect to the issue and sale by the Company (for itself and on behalf of Series A, as applicable) and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of limited partner interests of the Company associated with Series A (“Series A Shares”) set forth in Schedule A, and with respect to the grant by the Company (for itself and on behalf of Series A, as applicable) to the Underwriters, acting severally and not jointly, of the option to purchase all or any part of 1,237,500 additional Series A Shares to cover overallotments, if any. The 8,250,000 Series A Shares (the “Firm Securities”) to be purchased by the Underwriters and all or any part of the 1,237,500 Series A Shares subject to the Overallotment Option (as defined below) (the “Option Securities”) are hereinafter called, collectively, the “Securities.” The Series A Shares represent limited partner interests of the Company associated with Series A, which owns 100% of the limited liability company interests of ROX AMZL Oakley CA LLC, a Delaware limited liability company (the “Series A Subsidiary”).

In furtherance of the transactions described in the Registration Statement and the Prospectus (each as defined below), (i) substantially concurrently with the time of purchase (as defined below), (a) the Series A Subsidiary will acquire (the “Acquisition”) a 145,503 square foot last-mile delivery station located at 4000 Wilbur Avenue, Oakley, California (the “Property”) from NP Oakley Building I, LLC, a Missouri limited liability company (the “Seller”) and a wholly owned subsidiary of NP Oakley LLC, a Delaware limited liability company (“NP Oakley”), pursuant to an Asset Purchase Agreement, dated as of November 19, 2020, by and among the Series A Subsidiary, the Parent, the Seller and NP Oakley (as amended, the “Purchase Agreement”), (b) pursuant to the Purchase Agreement, the Series A Subsidiary will assume Seller’s interest in that certain lease agreement (the “Lease”), dated as of February 7, 2020, by and between NP Oakley and Amazon.com Services LLC (the “Series A Tenant”) and that certain limited guaranty of the Lease (the “Guaranty”) by Amazon, Inc. in favor of NP Oakley, (c) the Series A Subsidiary will enter into a commercial management agreement (the “Management Agreement”) with NPD Management, LLC, a Delaware limited liability company (“NPD Management”), pursuant to which NPD Management will provide property management services for the Property to the Series A Subsidiary and (d) the Company will enter into a Strategic Cooperation Agreement (the “Strategic Cooperation Agreement”) with Northpoint Development LLC, a Missouri limited liability company (“Northpoint”), as described in the Registration Statement and the Prospectus; (ii) concurrently with the execution of this Agreement, (a) the Company and Series A have entered into a stock purchase agreement (the “Parent Private Placement Agreement”) with Parent pursuant to which Parent has agreed to purchase 200,000 Series A Shares (the “Parent Private Placement Shares”) at the time of purchase and (b) the Company and Series A have entered into a stock purchase agreement with NP Oakley (the “NP

Oakley Private Placement Agreement” and, together with the Parent Private Placement Agreement, the “Private Placement Agreements”) pursuant to which NP Oakley has agreed to purchase 500,000 Series A Shares (the “NP Oakley Private Placement Shares” and, together with the Parent Private Placement Shares, the “Private Placement Shares”); (iii) the Parent and the Company have entered into that certain License Agreement, dated as of November 19, 2020 (the “License Agreement”), pursuant to which the Parent has granted the Company a non-exclusive, royalty-free license to use the “ROX” name and various other intellectual property of the Parent; and (iv) the Company, on behalf of Series A and any other series of the Company, has entered into that certain Services and Investment Management Agreement (the “Services Agreement”), dated as of July [•], 2021, with the Adviser, pursuant to which the Adviser will provide certain business advice to the Company, Series A and any other series of the Company as described in the Registration Statement and the Prospectus. The Purchase Agreement, the Lease, the Guaranty, the Management Agreement, the Strategic Cooperation Agreement, the Private Placement Agreements, the License Agreement, the Services Agreement and the Partnership Agreement (as defined in Section 3(l) hereof) are hereinafter collectively referred to as the “Transaction Documents” and singly as a “Transaction Document.”

The Company has prepared and filed, in accordance with the provisions of the Securities Act of 1933, as amended (together with the rules and regulations thereunder, the “Act”), with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-11 (File No. 333-257524) under the Act, including a prospectus, relating to the Securities.

Except where the context otherwise requires, “Registration Statement,” as used herein, means the registration statement, as amended, at the time of such registration statement’s effectiveness for purposes of Section 11 of the Act, as such section applies to the respective Underwriters (the “Effective Time”), including (i) all documents filed as a part thereof, (ii) any information contained in a prospectus filed with the Commission pursuant to Rule 424(b) under the Act, to the extent such information is deemed, pursuant to Rule 430A or Rule 430C under the Act, to be part of the registration statement at the Effective Time, and (iii) any registration statement filed to register the offer and sale of Securities pursuant to Rule 462(b) under the Act.

Except where the context otherwise requires, “Prospectus,” as used herein, means the prospectus relating to the Securities filed by the Company with the Commission pursuant to Rule 424(b) under the Act on or before the second business day after the date hereof (or such earlier time as may be required under the Act), or, if no such filing is required, the final prospectus included in the Registration Statement at the time it became effective under the Act, in each case in the form furnished by the Company to you for use by the Underwriters and by dealers in connection with the offering of the Securities.

“Applicable Time,” as used herein, means [•] [A./P.]M., New York City time, on [•], 2021.

“Covered Exempt Communication,” as used herein, means (i) each Covered Exempt Written Communication and (ii) each Exempt Oral Communication.

“Covered Exempt Written Communication,” as used herein, means (i) each Exempt Written Communication that is not a Permitted Exempt Written Communication and (ii) each Permitted Exempt Written Communication.

“Covered Free Writing Prospectuses,” as used herein, means (i) each “issuer free writing prospectus” (as defined in Rule 433(h)(1) under the Act), if any, relating to the Securities, which is not a Permitted Free Writing Prospectus and (ii) each Permitted Free Writing Prospectus.

“Disclosure Package,” as used herein, means, collectively, the pricing information set forth on Schedule B attached hereto under the heading “Pricing Information Provided by Underwriters,” the Preliminary Prospectus and all Permitted Free Writing Prospectuses (excluding, any “bona fide electronic road show,” as defined in Rule 433 under the Act), if any, considered together.

“Exempt Oral Communication,” as used herein, means each oral communication made prior to the filing of the Registration Statement by the Company or any person authorized to act on behalf of the Company made to one or more qualified institutional buyers as such term is defined in Rule 144A under the Act (“QIBs”) and/or one or more institutions that are accredited investors, as defined in Rule 501(a) under the Act (“IAIs”), to determine whether such investors might have an interest in a contemplated securities offering.

“Exempt Written Communication,” as used herein, means each written communication, if any, by the Company or any person authorized to act on behalf of the Company made to one or more QIBs and/or one or more IAIs to determine whether such investors might have an interest in a contemplated securities offering.

“Permitted Exempt Written Communication,” as used herein, means the documents listed on Schedule B attached hereto under the heading “Permitted Exempt Written Communications.”

“Permitted Free Writing Prospectuses,” as used herein, means the documents listed on Schedule B attached hereto under the heading “Permitted Free Writing Prospectuses” and each “road show” (as defined in Rule 433 under the Act), if any, related to the offering of the Securities contemplated hereby that is a “written communication” (as defined in Rule 405 under the Act). The Underwriters have not offered or sold and will not offer or sell, without the Company’s consent, any Securities by means of any “free writing prospectus” (as defined in Rule 405 under the Act) that is required to be filed by the Underwriters with the Commission pursuant to Rule 433 under the Act, other than a Permitted Free Writing Prospectus.

“Preliminary Prospectus,” as used herein, means the prospectus furnished to the Underwriters for use in connection with the offering of the Securities prior to the effectiveness of the Registration Statement and any prospectus that omitted information pursuant to Rule 430A under the Act that was so furnished after such effectiveness and prior to the execution and delivery of this Agreement.

As used in this Agreement, “business day” shall mean a day on which NYSE ARCA, Inc. (the “NYSE Arca”) is open for trading. The terms “herein,” “hereof,” “hereto,” “hereinafter” and similar terms, as used in this Agreement, shall in each case refer to this Agreement as a whole and not to any particular section, paragraph, sentence or other subdivision of this Agreement. The term “or,” as used herein, is not exclusive.

The Company has prepared and filed, in accordance with Section 12 of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”), a registration statement (as amended, the “Exchange Act Registration Statement”) on Form 8-A (File No. 001-[•]) under the Exchange Act to register, under Section 12(b) of the Exchange Act, the class of securities consisting of the Series A Shares.

The Company, Series A, the General Partner and the Underwriters agree as follows:

1. Sale and Purchase. Upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Company (for itself and on behalf of Series A, as applicable) agrees to issue and sell to the respective Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Company (for itself and on behalf of Series A, as applicable) the number of Firm Securities set forth opposite the name of such Underwriter in Schedule A attached hereto, subject to adjustment in accordance with Section 10 hereof, in each case at a purchase price of $10.00 per Firm Security.

The Company understands that the Underwriters intend (i) to make a public offering of their respective portions of the Firm Securities as soon after the effective date of the Registration Statement as the Representatives deem advisable and (ii) initially to offer the Firm Securities upon the terms set forth in the Registration Statement and the Prospectus.

In addition, Series A hereby grants to the several Underwriters the option (the “Overallotment Option”) to purchase, and upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Underwriters shall have the right to purchase, severally and not jointly, from the Company (for itself and on behalf of Series A, as applicable), ratably in accordance with the number of Firm Securities to be purchased by each of them, all or a portion of the Additional Securities as may be necessary to cover overallotments made in connection with the offering of the Firm Securities, at the same purchase price per share to be paid by the Underwriters to the Company (for itself and on behalf of Series A, as applicable) for the Firm Securities. The Overallotment Option may be exercised by the Representatives on behalf of the several Underwriters at any time and from time to time on or before the thirtieth day following the date of the Prospectus, by written notice to the Company. Such notice shall set forth the aggregate number of Additional Securities as to which the Overallotment Option is being exercised and the date and time when the Additional Securities are to be delivered (any such date and time being herein referred to as an “additional time of purchase”); provided, however, that no additional time of purchase shall be earlier than the “time of purchase” nor earlier than the second business day after the date on which the Overallotment Option shall have been exercised nor later than the tenth business day after the date on which the Overallotment Option shall have been exercised. Upon any exercise of the Overallotment Option, the number of Additional Securities to be sold to, and purchased by, each Underwriter shall be the number which bears the same proportion to the aggregate number of Additional Securities being purchased as the number of Firm Securities set forth opposite the name of such Underwriter on Schedule A hereto bears to the total number of Firm Securities (subject, in each case, to such adjustment as the Representatives may determine to eliminate fractional shares), subject to adjustment in accordance with Section 10 hereof.

2. Payment and Delivery. Payment of the purchase price for the Firm Securities shall be made to Series A by federal funds wire transfer against delivery of the Firm Securities to you through the facilities of The Depository Trust Company (“DTC”) for the respective accounts of the Underwriters. Such payment and delivery shall be made at 10:00 A.M., New York City time, on [•], 2021 (unless another time shall be agreed to by you and the Company or unless postponed in accordance with the provisions of Section 10 hereof). The time at which such payment and delivery are to be made is hereinafter sometimes called the “time of purchase.” Electronic transfer of the Firm Securities shall be made to you at the time of purchase in such names and in such denominations as you shall specify.

Payment of the purchase price for the Additional Securities shall be made at the additional time of purchase in the same manner and time of day as the payment for the Firm Securities. Electronic transfer of the Additional Securities shall be made to you at the additional time of purchase in such names and in such denominations as you shall specify.

Deliveries of the documents described in Section 8 hereof with respect to the purchase of the Securities shall be made at the offices of Morrison & Foerster LLP at 2100 L Street NW, Suite 900, Washington, DC 20036 at 9:00 A.M., New York City time, on the date of the closing of the purchase of the Firm Securities or the Additional Securities, as the case may be.

3. Representations and Warranties of the Company, the General Partner and Series A. Each of the Company, the General Partner and Series A, jointly and severally, represent and warrant to each Underwriter as of the date hereof, the Applicable Time, the time of purchase and each additional time of purchase, if any, and agrees with each Underwriter, as follows:

(a) Each of the Registration Statement and any post-effective amendment thereto has become effective under the Act and no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are threatened by the Commission, and any request on the part of the Commission for additional information has been complied with. The Exchange Act Registration Statement has become effective as provided by Section 12 of the Exchange Act.

At the respective times the Registration Statement and any post-effective amendments thereto became effective, the Registration Statement and any amendments thereto complied in all material respects with the requirements of the Act and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. As of its date and at the time of purchase (and, if any Additional Securities are purchased, at the additional time of purchase), the Prospectus will comply in all material respects with the requirements of the Act. Neither the Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement was issued and at the time of purchase (and, if any Additional Securities are purchased, at the additional time of purchase), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

As of the Applicable Time and at the time of purchase, and, if applicable, the additional time of purchase, neither (x) the Disclosure Package nor (y) any individual Covered Free Writing Prospectus, when considered together with the Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Notwithstanding the foregoing, the Company, the General Partner and Series A make no representation or warranty in this Section 3(a) hereof with respect to any statement contained in the Registration Statement or any post-effective amendments thereto, the Disclosure Package or any Covered Free Writing Prospectus made in reliance upon and in conformity with information concerning an Underwriter and furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use therein, such information being limited to the information described in Section 12 hereof.

Each Covered Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Securities or until any earlier date that the Company notified or notifies the Representatives as described in Section 5(e) hereof, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus and any preliminary prospectus or other prospectus deemed to be a part thereof that has not been superseded or modified.

Prior to the execution of this Agreement, neither the Company nor Series A has, directly or indirectly, offered or sold any Securities by means of any “prospectus” (within the meaning of the Act) or used any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Securities, in each case other than the Preliminary Prospectus, the Permitted Free Writing Prospectuses, if any, and the Permitted Exempt Written Communications, if any. Neither the Company nor Series A has, directly or indirectly, prepared, used or referred to any Permitted Free Writing Prospectus except in compliance with Rules 164 and 433 under the Act. Neither the Company, Series A nor the Underwriters are disqualified, by reason of subsection (f) or (g) of Rule 164 under the Act, from using, in connection with the offer and sale of the Securities, “free writing prospectuses” (as defined in Rule 405 under the Act) pursuant to Rules 164 and 433 under the Act. Neither the Company nor Series A is an “ineligible issuer” (as defined in Rule 405 under the Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Act with respect to the offering of the Securities contemplated by the Registration Statement, without taking into account any determination by the Commission pursuant to Rule 405 under the Act that it is not necessary under the circumstances that the Company or Series A be considered an “ineligible issuer.”

The Company has made available a “bona fide electronic road show,” as defined in Rule 433 under the Act, in compliance with Rule 433(d)(8)(ii) under the Act such that no filing of any “road show” (as defined in Rule 433(h) under the Act) is required in connection with the offering of the Securities.

(b) Each Preliminary Prospectus (including the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto) complied when so filed in all material respects with the Act, and each Preliminary Prospectus and the Prospectus delivered to the Underwriters for use in connection with the offering of the Securities was identical to the electronically transmitted copies thereof filed with the Commission pursuant to the Commission’s Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”), except to the extent permitted by Regulation S-T under the Act.

(c) The Company has not (i) engaged in any Covered Exempt Communication other than, if any, Covered Exempt Communications with the prior written consent of the Representatives with entities that are QIBs or IAIs or (ii) authorized anyone other than the directors and officers of the General Partner and the Representatives to engage in Covered Exempt Communications, if any. The Company and the General Partner reconfirm that the Representatives have been authorized to act on the Company’s behalf in undertaking Covered Exempt Communications, if any. Neither the Company nor anyone acting on its behalf has distributed any Covered Exempt Written Communications other than those listed on Schedule B hereto under the heading “Permitted Exempt Written Communications.”

(d) From the time of the initial confidential submission of the Registration Statement with the Commission through the date of this Agreement, the Company has qualified and qualifies as an emerging growth company (“EGC”) as defined in Section 2(a)(19) of the Act.

(e) Each Covered Exempt Written Communication, if any, did not as of its date include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f) The Company has filed publicly on the Commission’s EDGAR database at least 15 calendar days prior to any “road show” (as defined in Rule 433 under the Act), any confidentially submitted registration statements and registration amendments relating to the offer and sale of the Securities.

(g) Deloitte & Touche LLP (“Deloitte”), the accounting firm that certified the financial statements and supporting schedules, if any, included in the Registration Statement, the Disclosure Package and the Prospectus, is an independent registered public accounting firm as required by the Act and by the rules of the Public Company Accounting Oversight Board.

(h) The financial statements included in the Registration Statement, the Disclosure Package and the Prospectus, together with the related schedules and notes, present fairly the financial position of the Company, Series A and the Property, as applicable, at the dates indicated; said financial statements have been prepared in conformity with generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis throughout the periods involved. The supporting schedules, if any, present fairly in all material respects the information set forth therein. The pro forma financial statements and the related notes thereto included in the Registration Statement, the Disclosure Package and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. Except as included therein, no historical or pro forma financial statements or supporting schedules are required to be included in the Registration Statement, the Disclosure Package or the Prospectus pursuant to the Act. Neither Company nor Series A and its consolidated subsidiaries have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not described in the Registration Statement (excluding the exhibits thereto), the Disclosure Package and the Prospectus; and all disclosures, if any, contained in the Registration Statement, the Disclosure Package or the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G of the Exchange Act, and Item 10 of Regulation S-K under the Act and the Exchange Act, to the extent applicable.

(i) Since the respective dates as of which information is given in the Registration Statement, the Disclosure Package and the Prospectus, except as otherwise disclosed therein, (i) there has been no material adverse change in the condition, financial or otherwise, or in the results of operations, business affairs or business prospects of the Company, Series A and Series A’s subsidiaries (considered as one enterprise) or the Property, whether or not arising in the ordinary course of business (a “Material Adverse Effect”), (ii) there have been no transactions entered into by the Company, Series A or any of Series A’s subsidiaries, other than those arising in the ordinary course of business, which are material with respect to the Company, Series A and Series A’s subsidiaries (considered as one enterprise), (iii) there has not been any obligation or liability, direct or contingent (including any off-balance sheet obligations), incurred by the Company, Series A or any of Series A’s subsidiaries, which is material to the Company, Series A and Series A’s subsidiaries or the Property, (iv) there has not been any change in the capitalization or outstanding indebtedness of the Company, Series A or any subsidiaries of Series A and (v) there has not been any dividend or distribution of any kind declared, paid or made by the Company on any class of its securities, including the Series A Shares.

(j) The Company has been duly formed and is validly existing as a limited partnership in good standing under the laws of the State of Delaware and Series A has, along with its subsidiaries, as applicable, power and authority to own, lease and operate the Property and to conduct its business as described in the Registration Statement, the Disclosure Package and the Prospectus and to enter into and perform its obligations under this Agreement and the Transaction Documents to the extent a party thereto; and the Company is duly qualified as a foreign limited partnership to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not reasonably be expected to result in a Material Adverse Effect.

(k) The General Partner has been duly formed and is validly existing as a limited liability company in good standing under the laws of the State of Delaware and has full limited liability company power and authority to conduct its business as described in the Disclosure Package and the Prospectus and to enter into and perform its obligations under this Agreement; and the General Partner is duly qualified as a foreign limited liability company to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(l) The Second Amended and Restated Agreement of Limited Partnership of the Company (the “Partnership Agreement”) has been duly and validly authorized, executed and delivered by or on behalf of the General Partner and the other partners of the Company and constitutes a valid and binding agreement of the parties thereto, enforceable against the General Partner, the Company and other partners of the Company in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other laws affecting the enforceability of creditors’ rights and general principles of equity.

(m) The Series A Subsidiary is the only subsidiary of the Company or Series A. The Series A Subsidiary has been duly formed and is validly existing as a limited liability company under the laws of the State of Delaware and is in good standing under the laws of the State of Delaware, has full limited liability company power and authority to complete the Acquisition in accordance with the terms of the Purchase Agreement and to otherwise conduct its business as described in the Registration Statement, the Disclosure Package and the Prospectus and is duly qualified as a foreign limited liability company to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not reasonably be expected to result in a Material Adverse Effect; all of the issued and outstanding interests of the Series A Subsidiary have been duly authorized and validly issued and are owned by Series A, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, except as described in the Prospectus; none of the outstanding interests of Series A were issued in violation of the preemptive or similar rights of any securityholder of the Series A Subsidiary.

(n) The issued and outstanding Series A Shares are as set forth in the Prospectus under the caption “Capitalization” (except for subsequent issuances pursuant to this Agreement or, if any, pursuant to reservations, agreements or benefit or equity compensation plans referred to in the Registration Statement, the Disclosure Package and the Prospectus). The issued and outstanding Series A Shares have been duly authorized and are validly issued, fully paid and non-assessable, except as such non-assessability may be limited by the Delaware Revised Uniform Limited Partnership Act (as amended, supplemented or restated from time to time, and any successor to such statute, the “Delaware Act”); none of the outstanding Series A Shares were issued in violation of the preemptive or other similar rights of any securityholder of the Company or Series A.

(o) This Agreement has been duly authorized, executed and delivered by the General Partner, the Company and Series A.

(p) Each Transaction Document has been duly authorized by the General Partner on behalf of the Company, with respect to itself and Series A to the extent a party thereto, as applicable, and if a party thereto, the Series A Subsidiary, and when executed and delivered by the Company, Series A or the Series A Subsidiary, will constitute a valid and binding agreement of the Company, Series A or the Series A Subsidiary, as applicable, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other laws affecting the enforceability of creditors’ rights and general principles of equity.

(q) The Securities to be purchased by the Underwriters, and the Private Placement Shares to be purchased by Parent and NP Oakley, from the Company have been duly authorized for issuance and sale by the Company (for itself and on behalf of Series A, as applicable) to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement and the Private Placement Agreements against payment of the consideration set forth herein and therein, will be validly issued and fully paid, except as such non-assessability may be limited by the Delaware Act; the Series A Shares conform to all statements relating thereto contained in the Registration Statement, the Disclosure Package and the Prospectus and such description conforms to the rights set forth in the instruments defining the same, except as set forth in the Delaware Act; no holder of the Series A Shares will be subject to personal liability solely by reason of being such a holder; and the issuance of the Securities is not subject to the preemptive or other similar rights of any securityholder of the Company or Series A.

(r) None of the General Partner, the Company, Series A or the Series A Subsidiary is (i) in violation of its respective organizational documents, as applicable, or (ii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company, Series A or the Series A Subsidiary, as applicable, is a party or by which it or any of them may be bound, or to which any of the property or assets of Series A or the Company or any of its subsidiaries is subject (collectively, “Agreements and Instruments”), except for such defaults that would not reasonably be expected to result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement by the General Partner, the Company and Series A and the consummation by the Company, Series A and the Series A Subsidiary of the transactions contemplated herein, therein and in the Registration Statement, as applicable, and compliance by the General Partner, the Company and Series A with its respective obligations hereunder and thereunder have been duly authorized by all necessary limited liability company or limited partnership action, as applicable, and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, Series A or the Series A Subsidiary pursuant to the Agreements and Instruments (except for such conflicts, breaches, defaults or Repayment Events or liens, charges or encumbrances that would not reasonably be expected to result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the organizational documents of the Company or the Series A Subsidiary or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or the Series A Subsidiary or any of their assets, properties or operations. As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or the Series A Subsidiary.

(s) To the knowledge of the General Partner, the Series A Tenant is not in default under any provision of the Lease.

(t) None of the Company, Series A or the Series A Subsidiary has any employees.

(u) There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the General Partner, threatened, against or affecting the Company, Series A or the Series A Subsidiary that is required to be disclosed in the Registration Statement, the Disclosure Package or the Prospectus (other than as disclosed therein), or which, if determined adversely to the Company, Series A or the Series A Subsidiary, would result in a Material Adverse Effect, or materially and adversely affect the consummation by the Company, Series A or the Series A Subsidiary of the transactions contemplated in this Agreement or the performance by the Company, Series A or the Series A Subsidiary of its respective obligations hereunder or thereunder; the aggregate of all pending legal or governmental proceedings to which the Company, Series A or the Series A Subsidiary is a party or of which any of their property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, would not reasonably be expected to result in a Material Adverse Effect.

(v) There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the General Partner, threatened, against or affecting the General Partner, which, if determined adversely to the General Partner would result in a Material Adverse Effect, or materially and adversely affect the consummation by the General Partner, the Company, Series A or the Series A Subsidiary of the transactions contemplated in this Agreement or the performance by the General Partner, the Company, Series A or the Series A Subsidiary of its respective obligations hereunder or thereunder.

(w) There are no contracts or documents which are required to be described in the Registration Statement, the Disclosure Package or the Prospectus or to be filed as exhibits thereto which have not been so described and filed as required.

(x) Under the terms of the License Agreement or otherwise, the Company, Series A and the Series A Subsidiary own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, “Intellectual Property”) necessary to carry on the business of the Company, Series A or the Series A Subsidiary as described in the Registration Statement, the Disclosure Package and the Prospectus, and neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

(y) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company or Series A of its respective obligations under this Agreement, in connection with the offering, issuance or sale of the Securities pursuant to this Agreement or the consummation of the transactions contemplated hereunder, except such as have been already obtained or as may be required under the Act, state securities laws, the rules of the Financial Industry Regulatory Authority Inc. (“FINRA”) or the rules of the NYSE Arca.

(z) None of the General Partner, Company, Series A or any of their respective affiliates has taken, nor will the General Partner, the Company, Series A or any of their respective affiliates take, directly or indirectly, any action which is designed to or which has constituted or which would reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company or Series A to facilitate the sale or resale of the Securities.

(aa) The General Partner, the Company, Series A or the Series A Subsidiary, as applicable, have made or will make in a timely manner all necessary filings required under any applicable law, regulation or rule and possess or will possess such permits, licenses, approvals, consents and other authorizations issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business of the Company and its subsidiaries as described in the Registration Statement, the Disclosure Package and the Prospectus (collectively, “Governmental Licenses”), except where the failure so to file or possess would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect; the General Partner, the Company, Series A and the Series A Subsidiary, as applicable, are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect; and none of the General Partner, the Company, Series A or the Series A Subsidiary has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

(bb) Upon consummation of the Acquisition, the Series A Subsidiary will hold good and valid title to the Property and the improvements (exclusive of improvements owned by the Series A Tenant, if applicable) located thereon, and the Property will be free and clear of all mortgages, deeds of trust, pledges, liens, security interests, claims, restrictions or encumbrances of any kind, except as described in the Registration Statement, the Disclosure Package and the Prospectus or as do not materially interfere with the use made and proposed to be made of such Property by Series A or any of its subsidiaries; no third party has any option or right of first refusal to purchase the Property or any portion thereof or interest therein, except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus or as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(cc) The Company has received and reviewed environmental reports or other environmental information on the Property. Except as otherwise set forth in the Registration Statement, the Disclosure Package and the Prospectus: (i) the Property is in compliance with, and none of the Company, Series A or the Series A Subsidiary will, upon completion of the Acquisition, have any liability with respect to the Property under applicable Environmental Laws (as defined below), except for such non-compliance or liability that would not be reasonably likely to result in a Material Adverse Effect; (ii) to the General Partner’s knowledge, none of the Company, Series A or the Series A Subsidiary has at any time released (as such term is defined in Section 101 (22) of CERCLA (as defined below)) or otherwise disposed of or handled, Hazardous Materials (as defined below) on, to or from the Property, except for such releases, disposal and handling as would not be reasonably likely to result in a Material Adverse Effect; (iii) the General Partner has no knowledge of any seepage, leak, discharge, release, emission, spill, or dumping of Hazardous Materials into waters (including, but not limited to, groundwater and surface water) on, beneath or adjacent to the Property, other than such matters as would not be reasonably likely to result in a Material Adverse Effect; (iv) none of the General Partner, the Company, Series A or the Series A Subsidiary has received any written notice of, or has any knowledge of any occurrence or circumstance which, with notice or passage of time or both, would give rise to a claim under or pursuant to any Environmental Law by any governmental or quasi-governmental body or any third party with respect to the Property or arising out of the conduct of the business of the Company, Series A and the Series A Subsidiary at the Properties, except for such claims that would not be reasonably likely to result in a Material Adverse Effect or that would not be required to be disclosed in the Registration Statement, the Disclosure Package or the Prospectus; (v) the Property is not included or proposed for inclusion on the National Priorities List issued pursuant to CERCLA by the United States Environmental Protection Agency or on any similar list or inventory issued by any other federal, state or local governmental authority having or claiming jurisdiction over such properties pursuant to any other Environmental Law, other than such inclusions or proposed inclusions as would not be reasonably likely to result in a Material Adverse Effect; and (vi) there are no pending administrative, regulatory or judicial actions, suits, demands, claims, notices of noncompliance or violation, investigations or proceedings relating to any applicable Environmental Law against the Company, any of its subsidiaries or the Property, other than as would not be reasonably likely to result in a Material Adverse Effect. As used herein, “Hazardous Material” shall include, without limitation, any flammable explosives, radioactive materials, chemicals, pollutants, contaminants, wastes, hazardous wastes, toxic substances, petroleum or petroleum products, asbestos-containing materials or any other material defined by or regulated as “hazardous” or “toxic” under Environmental Law. As used herein, “Environmental Law” (individually, an “Environmental Law” and collectively “Environmental Laws”) shall mean any applicable foreign, federal, state or local law (including statute or common law), ordinance, rule, regulation, or judicial or administrative order, consent decree or judgment relating to the protection of human health (with respect to exposure to Hazardous Materials), the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Secs. 9601-9675 (“CERCLA”), the Hazardous Materials Transportation Act, as amended, 49 U.S.C. Secs. 5101-5127, the Solid Waste Disposal Act, as amended, 42 U.S.C. Secs. 6901-6992k, the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. Secs. 11001-11050, the Toxic Substances Control Act, 15 U.S.C. Secs. 2601-2692, the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. Secs. 136-136y, the Clean Air Act, 42 U.S.C. Secs. 7401-7671q, the Clean Water Act (Federal Water Pollution Control Act), 33 U.S.C. Secs. 1251-1387, and the Safe Drinking Water Act, 42 U.S.C. Secs. 300f-300j-26, as any of the above statutes may be amended from time to time, and the regulations promulgated pursuant to any of the foregoing.

(dd) (i) The Property is not in violation of any applicable building code, zoning ordinance or other law or regulation, except where such violation of any applicable building code, zoning ordinance or other law or regulation would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect; (ii) neither the Company nor any of its subsidiaries has received written notice of any proposed material special assessment or any proposed change in any property tax, zoning or land use laws or availability of water affecting the Property that would, singly or in the aggregate, have a Material Adverse Effect; (iii) there does not exist any violation of any declaration of covenants, conditions and restrictions with respect to the Property which would, singly or in the aggregate, have a Material Adverse Effect, or any state of facts or circumstances or condition or event which would, with the giving of notice or passage of time, or both, constitute such a violation which would, singly or in the aggregate, have a Material Adverse Effect; and (iv) to the knowledge of the General Partner, the improvements comprising any portion of the Property (the “Improvements”) are free of any and all physical, mechanical, structural, design or construction defects that would, singly or in the aggregate, have a Material Adverse Effect and the mechanical, electrical and utility systems servicing the Improvements (including, without limitation, all water, electric, sewer, plumbing, heating, ventilation, gas and air conditioning) are in good condition and proper working order, reasonable wear and tear and need for routine repair and maintenance excepted, and are free of defects, except where such failure to be in good condition and proper working order, and except where such defects, in either case, would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(ee) (i) The Property has rights of access to public ways and is served by water, sewer, sanitary sewer and storm drain facilities adequate to service the Property for its use as described in the Prospectus; (ii) all public utilities necessary to the use and enjoyment of the Property in the manner described in the Prospectus are located either in the public right-of-way abutting the Property (which are connected so as to serve the Property without passing over other private property that is not subject to any recorded easements benefiting the Property) or in recorded easements serving the Property, subject to such exceptions which, singly or in the aggregate, would not reasonably be expected to have a Material Adverse Effect; and (iii) all roads necessary for the use of the Property as described in the Prospectus have been completed and dedicated to public use and accepted by all applicable governmental authorities or access to such roads over private roads has been provided by recorded easements, subject to appropriate easements.

(ff) No condemnation or other proceeding has been commenced that has not been completed, and, to the General Partner’s knowledge, no such proceeding is threatened in writing, with respect to all or any portion of the Property or for the relocation away from the Property of any roadway providing access to the Property or any portion thereof.

(gg) The Company is not required, and upon the issuance and sale of (i) the Securities pursuant to this Agreement as herein contemplated and (ii) the Private Placement Shares as contemplated by the Private Placement Agreements and the application of the net proceeds therefrom as described in the Prospectus under the caption “Use of proceeds” will not be required, to register as an “investment company” under the Investment Company Act of 1940, as amended.

(hh) Neither the Company nor the General Partner is required to register as an investment adviser with the Commission under the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”) and is not required to register as a broker-dealer with the Commission under the Exchange Act.

(ii) There are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the Act.

(jj) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company is not aware of any material weakness in the Company’s internal control over financial reporting (whether or not remediated), it being understood that the Company is not required as of the date hereof to comply with the auditor attestation requirements under Section 404 of the Sarbanes-Oxley Act.

(kk) The Company employs disclosure controls and procedures that are designed to ensure that information required to be disclosed by the Company in the reports that it will be required to file or submit under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, and is accumulated and communicated to the Company’s management, including its principal executive officer or officers and principal financial officer or officers, as appropriate, to allow timely decisions regarding disclosure.

(ll) There is and has been no failure on the part of the General Partner or the Company or, to the General Partner’s knowledge, any of the General Partner’s managers or officers, in their capacities as such, to ensure that, upon the effectiveness of the Registration Statement, the Company will be in compliance with any applicable provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications.

(mm) The Company is a “series organization” within the meaning of Proposed Regulation Section 301.7701-1(a)(5)(viii)(A) and not a partnership within the meaning of Sections 7701(a)(2) and 761(a) of the Internal Revenue Code of 1986, as amended (the “Code”), or a publicly traded partnership taxable as a corporation under Section 7704 of the Code. The Series A is a “series” within the meaning of Proposed Regulation Section 301.7701-1(a)(5)(viii)(C). The Series A has properly and timely elected, or will properly and timely elect, effective as of no later than [the date hereof], to be taxed as a corporation for U.S. federal income tax purposes under Treasury Regulations Section 301.7701-3(c). The Series A will make a timely election to be taxed as a real estate investment trust (“REIT”) under the Code effective for its short taxable year ending December 31, 2021. Commencing with its short taxable year ending December 31, 2021 and for each taxable year thereafter, the Series A will be organized and will operate in conformity with the requirements for qualification and taxation as a REIT under Sections 856 through 860 of the Code. The statements set forth in the Registration Statement, the General Disclosure Package and the Prospectus under the heading “U.S. Federal Income Tax Considerations,” insofar as such statements purport to summarize certain provisions of the statutes or regulations referred to therein, are accurate and fair summaries in all material respects.

(nn) Upon closing of the Acquisition, Series A and the Series A Subsidiary will carry or will be entitled to the benefits of insurance with, to the knowledge of the General Partner, financially sound and reputable insurers, in such amounts as are commercially reasonable for the properties owned by Series A and its subsidiaries and covering such risks, as is generally maintained by companies of established repute engaged in the same or similar business, and all such insurance will be, to the knowledge of the General Partner, in full force and effect, except where the failure to carry or be entitled to the benefits of such insurance or the failure of such insurance to be in full force and effect would not, singly or in the aggregate, result in a Material Adverse Effect. The Company has no reason to believe that it or any of its subsidiaries will not be able to (i) renew its existing insurance coverage as and when such policies expire or (ii) obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor the Series A Subsidiary has been denied any insurance coverage which it has sought or for which it has applied.

(oo) Upon completion of the Acquisition, the Company or the Series A Subsidiary will carry or will be entitled to the benefits of title insurance with respect to the real property comprising the Property with, to the knowledge of the General Partner, financially sound and reputable insurers, in an amount not less than net book value of the real property comprising the Property, insuring that the Company or the Series A Subsidiary will be vested with good and insurable fee, easement or leasehold (as applicable) title to the Property.

(pp) Each “forward-looking statement” (within the meaning of Section 27A of the Act or Section 21E of the Exchange Act) contained in the Registration Statement, the Disclosure Package and the Prospectus has been made or reaffirmed with a reasonable basis and in good faith.

(qq) Any statistical and market-related data included in the Registration Statement, the Disclosure Package and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate, and the Company has obtained, if required, the written consent to the use of such data from such sources requiring consent.

(rr) None of the General Partner, the Company or the Series A Subsidiary nor, to the knowledge of the General Partner, any manager, officer, agent, affiliate or person acting on behalf of the General Partner, the Company, Series A or the Series A Subsidiary has taken any action, directly or indirectly, that would reasonably be expected to result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the General Partner, the Company, the Series A Subsidiary and, to the knowledge of the General Partner, their respective affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(ss) None of the General Partner, the Company or the Series A Subsidiary nor, to the knowledge of the General Partner, any manager, officer, agent, affiliate or person acting on behalf of the General Partner, the Company, Series A or the Series A Subsidiary is currently subject to any U.S. sanctions administered or enforced by the Office of Foreign Assets Control of the U.S. Treasury Department, the United Nations Security Council, the European Union, Her Majesty’s Treasury or any other relevant sanctions authority; and Series A will not directly or indirectly use the proceeds from the offering of the Securities pursuant to this Agreement, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered or enforced by such authorities.

(tt) The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the USA Patriot Act, the Bank Secrecy Act of 1970, as amended, the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator or non-governmental authority involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the General Partner’s knowledge, threatened.

(uu) The General Partner and the Company own or have a valid right to access and use all computer systems, networks, hardware, software, databases, websites and equipment used to process, store, maintain and operate data, information and functions used in connection with the business of the Company, Series A and the Series A Subsidiary (the “IT Systems”), except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; the IT Systems are reasonably adequate for, and operate and perform in all material respects as required in connection with, the operation of the business of the Company, Series A and the Series A Subsidiary as currently conducted, except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; and the General Partner, the Company and the Series A Subsidiary have implemented commercially reasonable backup, security and disaster recovery technology, and, to the General Partner’s knowledge, there have been no material breaches, violations, outages or unauthorized uses of or accesses to the IT Systems and data (including all personal, personally identifiable, sensitive, confidential or regulated data), nor any incidents under internal review or investigations relating to the same, except for those that have been remedied without material cost or liability.

(vv) To the knowledge of the General Partner, NPD Management has the requisite experience and expertise to perform its obligations under the Management Agreement.

(ww) The General Partner has not been notified that any of its executive officers or key employees named in the General Disclosure Package (each, a “Company-Focused Professional”) plans to terminate his or her employment with the General Partner. Neither the Adviser nor, to the knowledge of the General Partner, any Company-Focused Professional is subject to any non-compete, non-disclosure, confidentiality, employment, consulting or similar agreement that would reasonably be expected to be violated by the present or proposed business activities of the General Partner, the Company or Series A as described in the Registration Statement, the General Disclosure Package and the Prospectus.

(xx) The General Partner will have access to the personnel and other resources of the Parent and its subsidiaries necessary for the performance of the duties of the General Partner set forth in the Partnership Agreement and as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus.

(yy) Series A is a protected series in accordance with Section 17-218 of the Delaware Act and the conditions of the Delaware Act necessary to ensure that the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to Series A will be segregated and enforceable only against the assets of Series A and the General Partner, have been satisfied as provided under the Delaware Act.

(zz) The Company, the General Partner, the Parent, the Adviser and the Series A have treated (since the effective date of the election made for the Series A to be taxed as a corporation for U.S. federal income tax purposes under Treasury Regulations Section 301.7701-3(c)) and will continue to treat the Series A as a separate entity for U.S. federal income tax purposes. In addition, any certificate signed by any officer of the Company and delivered to any Underwriter or counsel for the Underwriters in connection with the offering of the Securities shall be deemed to be a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

4. Representations and Warranties of the Adviser. The Adviser represents and warrants to each Underwriter as of the date hereof, the Applicable Time, the time of purchase and each additional time of purchase, if any, and agrees with each Underwriter, as follows:

(a) The information regarding the Adviser in the Registration Statement, the Disclosure Package and the Prospectus is true and correct in all material respects.

(b) The Adviser has been duly formed and is validly existing as a limited liability company in good standing under the laws of the State of Texas and has full power and authority to own, lease and operate its properties and to conduct its business as described in the Disclosure Package and the Prospectus and to enter into and perform its obligations under this Agreement; and the Adviser is duly qualified as a foreign limited liability company to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not, individually or in the aggregate, reasonably be expected to result in a material adverse effect in the condition, financial or otherwise, or in the results of operations, business affairs or business prospects of the Adviser and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (an “Adviser Material Adverse Effect”).

(c) This Agreement has been duly authorized, executed and delivered by the Adviser.

(d) The Services Agreement has been duly authorized by the Adviser and constitutes a valid and binding agreement of the Adviser enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other laws affecting the enforceability of creditors’ rights and general principles of equity.

(e) Except as described in the Registration Statement, the Disclosure Package and the Prospectus, since the respective dates as of which information is given in the Registration Statement, the Disclosure Package or the Prospectus, there has been no Adviser Material Adverse Effect.

(f) Neither the Adviser nor any of its subsidiaries is (i) in violation of its organizational documents or (ii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Adviser or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Adviser or any of its subsidiaries is subject (collectively, “Adviser Agreements and Instruments”), except for such defaults that would not reasonably be expected to result in an Adviser Material Adverse Effect; and the execution, delivery and performance of this Agreement and the Services Agreement by the Adviser and the consummation by the Adviser of the transactions contemplated herein, therein and in the Registration Statement and compliance by the Adviser with its obligations hereunder and thereunder have been duly authorized by all necessary limited liability company action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Adviser Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Adviser or any of its subsidiaries pursuant to, the Adviser Agreements and Instruments (except for such conflicts, breaches, defaults or Adviser Repayment Events or liens, charges or encumbrances that would not reasonably be expected to result in an Adviser Material Adverse Effect), nor will such action result in any violation of the provisions of the organizational documents of the Adviser or any of its subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Adviser or any of its subsidiaries or any of their assets, properties or operations. As used herein, a “Adviser Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Adviser or any of its subsidiaries.

(g) Except where any such failure to do so would not reasonably be expected to have an Adviser Material Adverse Effect, no filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Adviser of its obligations under this Agreement, or the consummation of the transactions contemplated by this Agreement, other than any such filing, authorization, approval, consent, license, order, registration, qualification or decree that has already been made or obtained or will be timely made.

(h) There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Adviser, threatened, against or affecting the Adviser or any of its subsidiaries, which, if determined adversely to the Adviser, would result in an Adviser Material Adverse Effect, or materially and adversely affect the consummation of the transactions contemplated in this Agreement or in the Services Agreement or the performance by the Adviser of its obligations under this Agreement and the Services Agreement; the aggregate of all pending legal or governmental proceedings to which the Adviser or any of its subsidiaries is a party or of which any of their property or assets is the subject, including ordinary routine litigation incidental to the business, would not reasonably be expected to result in an Adviser Material Adverse Effect.

(i) Except where any such failure to do so would not reasonably be expected to have an Adviser Material Adverse Effect, the Adviser or its subsidiaries have made or will timely make all necessary filings required under any applicable law, regulation or rule and possess such permits, licenses, approvals, consents and other authorizations issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary for the performance by the Adviser of its obligations under the Services Agreement (collectively, “Adviser Governmental Licenses”), except where the failure so to file or possess would not, singly or in the aggregate, reasonably be expected to result in an Adviser Material Adverse Effect; the Adviser and its subsidiaries are in compliance with the terms and conditions of all such Adviser Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, reasonably be expected to result in an Adviser Material Adverse Effect; all of the Adviser Governmental Licenses are valid and in full force and effect, except where the invalidity of such Adviser Governmental Licenses or the failure of such Adviser Governmental Licenses to be in full force and effect would not, singly or in the aggregate, reasonably be expected to result in an Adviser Material Adverse Effect; and neither the Adviser nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Adviser Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in an Adviser Material Adverse Effect.

(j) The Adviser has not taken, and will not take, directly or indirectly, any action designed to or that has constituted or that would reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(k) Neither the Adviser nor any of its subsidiaries nor, to the knowledge of the Adviser, any director, trustee, officer, agent, affiliate or other person acting on behalf of the Adviser or any of its subsidiaries has taken any action, directly or indirectly, that would result in a violation by such persons of the FCPA, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Adviser, its subsidiaries and, to the knowledge of the Adviser, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(l) Neither the Adviser nor any of its subsidiaries nor, to the knowledge of the Adviser, any director, trustee, officer, agent, affiliate or person acting on behalf of the Adviser or any of its subsidiaries is currently subject to any U.S. sanctions administered or enforced by the Office of Foreign Assets Control of the U.S. Treasury Department, the United Nations Security Council, the European Union, Her Majesty’s Treasury or any other relevant sanctions authority. Since its inception, the Adviser has not knowingly engaged in, or is now knowingly engaged in, any dealings or transactions with any person that at the time of the dealing or transaction is or was subject to any U.S. sanctions or with any country subject to any U.S. sanctions.

(m) The operations of the Adviser and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Money Laundering Laws and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator or non-governmental authority involving the Adviser or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the Adviser’s knowledge, threatened.

(n) The Adviser will have access to the personnel and other resources of the Parent necessary for the performance of the duties of the Adviser set forth in the Services Agreement and as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus.

(o) Except where any such failure to do so would not reasonably be expected to have an Adviser Material Adverse Effect, the Adviser is a registered investment adviser under the Investment Advisers Act and is not prohibited by the Investment Advisers Act or the rules and regulations thereunder, from performing its obligations under the Services Agreement as described in the Registration Statement, the General Disclosure Package and the Prospectus.

(p) The Adviser has not (i) engaged in any Covered Exempt Written Communication; (ii) authorized anyone to engage in Covered Exempt Written Communication; or (iii) distributed any Written Covered Exempt Written Communication.

(q) The Adviser has not been notified that (i) any of its executives or any of its key personnel plans to terminate employment with the Adviser or (ii) any such executive or key personnel is subject to any non-compete, non-disclosure, confidentiality, employment, consulting or similar agreement that would be violated by either the Adviser’s present or proposed business activities, except, in each case, as would not reasonably be expected to have, individually or in the aggregate, an Adviser Material Adverse Effect.

In addition, any certificate signed by any officer or other representative of the General Partner delivered to the Representatives or to counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the General Partner to each Underwriter as to the matters covered thereby.

5. Certain Covenants of the General Partner, the Company and Series A. The General Partner and the Company, on behalf of itself and on behalf of Series A, as applicable, hereby agree:

(a) to furnish such information as may be required and otherwise to cooperate in qualifying the Securities for offering and sale under the securities or blue sky laws of such states or other jurisdictions as you may designate and to maintain such qualifications in effect so long as you may reasonably request for the distribution of the Securities; provided, however, that none of the General Partner, the Company or Series A shall be required to qualify as a foreign entity or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Securities); and to promptly advise you of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for offer or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(b) to make available to the Underwriters in New York City, as soon as practicable after this Agreement has been executed, and thereafter from time to time to furnish to the Underwriters, as many copies of the Prospectus in PDF format (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriters may request for the purposes contemplated by the Act; in case any Underwriter is required to deliver (whether physically or through compliance with Rule 172 under the Act or any similar rule), in connection with the sale of the Securities, a prospectus after the nine-month period referred to in Section 10(a)(3) of the Act, the Company will prepare, at its expense, promptly upon request such amendment or amendments to the Registration Statement and the Prospectus as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act;

(c) if, at the time this Agreement is executed and delivered, it is necessary or appropriate for a post-effective amendment to the Registration Statement, or a Registration Statement under Rule 462(b) under the Act, to be filed with the Commission and become effective before the Securities may be sold, the Company will use its reasonable best efforts to cause such post-effective amendment or such Registration Statement to be filed and become effective and will pay any applicable fees in accordance with the Act, as soon as possible; and the Company will advise you promptly and, if requested by you, will confirm such advice in writing, (i) when such post-effective amendment or such Registration Statement has become effective, and (ii) if Rule 430A under the Act is used, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Act (which the Company agrees to file in a timely manner in accordance with such Rules);

(d) for so long as a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with the offering of the Securities, to notify you immediately upon an event that causes the Company to no longer qualify as an EGC;

(e) to advise you promptly, confirming such advice in writing, of any request by the Commission for amendments or supplements to the Registration Statement or the Exchange Act Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of a stop order, suspending the effectiveness of the Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement, to use its best efforts to obtain the lifting or removal of such order as soon as possible; to advise you promptly of any proposal to amend or supplement the Registration Statement or the Exchange Act Registration Statement, any Preliminary Prospectus or the Prospectus, and to provide you and underwriters’ counsel copies of any such documents for review and comment a reasonable amount of time prior to any proposed filing and to file no such amendment or supplement to which you shall reasonably object as soon as reasonably practicable in writing;

(f) subject to Section 5(e) hereof, to timely file all reports and documents and any preliminary or definitive proxy or information statement required to be filed by the Company with the Commission in order to comply with the Exchange Act for so long as a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Securities; and to provide you with one business day advance notice of any filing to be made by the Company pursuant to Section 13, 14 or 15(d) of the Exchange Act during such period;

(g) until the earlier of (i) such period as you are no longer required by the Act to deliver a prospectus and (ii) the expiration of nine months after the time of issue of the Prospectus to advise the Underwriters promptly of the happening of any event in connection with any sale of Securities, which event could require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, and to advise the Underwriters promptly if, during such period, it shall become necessary to amend or supplement the Prospectus to cause the Prospectus to comply with the requirements of the Act, and, in each case, during such time, subject to Section 5(e) hereof, to prepare and furnish, at the Company’s expense, to the Underwriters promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change or to effect such compliance, and in case any Underwriter is required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) in connection with sales of any of the Securities at any time nine months or more after the time of issue of the Prospectus, upon the request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as such Underwriter may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

(h) to make generally available (within the meaning of Rule 158 under the Act) to its security holders, and, if not available on EDGAR, to deliver to you, an earnings statement of the Company (which will satisfy the provisions of Section 11(a) of the Act) covering a period of twelve months beginning after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act) as soon as is reasonably practicable after the termination of such twelve-month period but in any case not later than the date determined in accordance with the provisions of the last paragraph of Section 11(a) of the Act and Rule 158(c) thereunder;

(i) to furnish to you one copy for the Representatives and one copy for underwriters’ counsel copies of the Registration Statement, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto), in each case, in PDF format, and sufficient copies of the foregoing (other than exhibits) for distribution of a copy to each of the other Underwriters;

(j) if requested by you, to furnish to you as early as practicable prior to the time of purchase and any additional time of purchase, as the case may be, but not later than two business days prior thereto, a copy of the latest available unaudited interim and monthly consolidated financial statements, if any, of the Company and its subsidiaries which have been read by the Company’s independent registered public accountants, as stated in their letter to be furnished pursuant to Section 8(c) hereof, provided, however, that the Company shall not be required to furnish any materials pursuant to this clause if such materials are available via EDGAR;

(k) to apply the net proceeds from the sale of the Securities pursuant to this Agreement and the Private Placement Shares pursuant to the Private Placement Agreements in the manner set forth under the caption “Use of proceeds” in the Registration Statement and the Prospectus and to file such reports with the Commission with respect to the sale of the Securities and the application of the proceeds therefrom as may be required by Rule 463 under the Act;

(l) to comply with Rule 433(d) under the Act (without reliance on Rule 164(b) under the Act) and with Rule 433(g) under the Act;

(m) beginning on the date hereof and ending on, and including, the date that is 180 days after the date of the Prospectus (the “Lock-Up Period”), without the prior written consent of UBS, not to (i) issue, sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act and the rules and regulations of the Commission promulgated thereunder, with respect to, any Series A Shares or any other securities of the Company that are substantially similar to the Series A Shares, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (ii) file or cause to become effective a registration statement under the Act relating to the offer and sale of any Series A Shares or any other securities of the Company that are substantially similar to the Series A Shares, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (iii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Series A Shares or any other securities of the Company that are substantially similar to Series A Shares, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, whether any such transaction is to be settled by delivery of the Series A Shares or such other securities, in cash or otherwise or (iv) publicly announce an intention to effect any transaction specified in clause (i), (ii) or (iii), except, in each case, for (A) the registration of the offer and sale of the Securities as contemplated by this Agreement and (B) issuances of Securities as contemplated by this Agreement;

(n) prior to the time of purchase or any additional time of purchase, as the case may be, to provide you with reasonable advance notice of and opportunity to comment on any press release or other communication directly or indirectly and hold no press conferences with respect to the Company or any subsidiary, the financial condition, results of operations, business, properties, assets, or liabilities of the Company or any subsidiary, or the offering of the Securities, and to issue no such press release or communications or hold such press conference without your prior consent, which consent shall not be unreasonably withheld, conditioned or delayed;

(o) not, at any time at or after the execution of this Agreement, to, directly or indirectly, offer or sell any Securities by means of any “prospectus” (within the meaning of the Act), or use any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Securities, in each case other than the Prospectus;

(p) not to, and to cause its subsidiaries not to, take, directly or indirectly, any action designed, or which will constitute, or has constituted, or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities;

(q) to use its best efforts to cause the Series A Shares, including the Securities, to be listed for quotation on the NYSE Arca and to maintain such listing;

(r) to use its best efforts to qualify, and to elect to qualify, for taxation as a REIT, under the Code beginning with its taxable year ending December 31, 2021, and, unless the board of the General Partner determines otherwise, to remain qualified for taxation as a REIT thereafter;

(s) for so long as the Company is subject to the reporting requirements of Section 13(g) or 15(d) of the Exchange Act, to maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Series A Shares;

(t) to take all actions necessary to comply with the applicable provisions of the Delaware Act to ensure that (i) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to Series A will be segregated and enforceable only against the assets of Series A and the General Partner and (ii) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to any other series of the Company will be segregated and enforceable only against such other series and any associated general partner and not against Series A or any other series of the Company; and

(u) to pay all customary costs, expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, each Permitted Free Writing Prospectus and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the Securities to the Underwriters, including any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Securities to the Underwriters, (iii) the producing, word processing, and/or printing of this Agreement, any Agreement Among Underwriters, any dealer agreements and any closing documents (including compilations thereof) for the offering of the Securities and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and (except closing documents) to dealers (including costs of mailing and shipment), (iv) the qualification of the Securities for offering and sale under state or foreign laws and the determination of their eligibility for investment under state or foreign law (including the legal fees and filing fees and other disbursements of counsel for the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers related to the offering, (v) any qualification of the Securities for quotation on the Nasdaq and any registration thereof under the Exchange Act, (vi) any filing for review of the public offering of the Securities in the offering by FINRA, including filing fees relating to FINRA matters , (vii) the initial fees and related disbursements of any transfer agent or registrar for the Securities, (viii) the costs and expenses relating to presentations or meetings undertaken by the Company in connection with the marketing of the offering and sale of the Securities to prospective investors and the Underwriters’ sales forces, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel and lodging expenses of the officers of the General Partner and any such consultants, the pro rata cost of any aircraft chartered in connection with the road show, and the costs of all Covered Exempt Communications, (ix) the costs and expenses of initially qualifying the Securities for inclusion in the book-entry settlement system of the DTC, (x) the preparation and filing of the Exchange Act Registration Statement, including any amendments thereto, and (xi) the performance of the Company’s and Series A’s other obligations hereunder. Except as provided in this Section 5(u), Section 7 and Section 11, the Underwriters will pay all of their costs and expenses, including, without limitation, fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Securities by them and any advertising expenses connected with any offers they may make.

6. Covenant of the Adviser. The Adviser hereby agrees that, during the period when a prospectus relating to the Securities is (or, but for the exception afforded by Rule 172 under the Act, would be) required by the Act to be delivered in connection with sales of the Securities, it shall notify the Underwriters and the Company of the occurrence of any change that results in or would result in any Adviser Material Adverse Effect and the Adviser will forthwith supply such information to the Company as shall be necessary in the opinion of counsel to the Company and the Underwriters for the Company to prepare any amendment or supplement to the Registration Statement, the Disclosure Package and the Prospectus so that, as so amended or supplemented, the same will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein (except in the case of the Registration Statement, in the light of the circumstances existing at the time it is delivered to a purchaser) not misleading.

7. Reimbursement of the Underwriters’ Expenses. If, after the execution and delivery of this Agreement, the Securities are not delivered for any reason other than the termination of this Agreement pursuant to subsection (ii) of the second paragraph of Section 9 hereof or the fifth paragraph of Section 10 hereof or the default by one or more of the Underwriters in its or their respective obligations hereunder, the Company shall, in addition to paying the amounts described in Section 5(u) hereof, reimburse the Underwriters for all of the reasonable fees and disbursements of their counsel.

8. Conditions of the Underwriters’ Obligations. The several obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of the Company and the General Partner on the date hereof, at the time of purchase and, if applicable, at the additional time of purchase, the performance by the Company and the General Partner of their respective obligations hereunder and to the following additional conditions precedent:

(a) The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Latham & Watkins, LLP, counsel for the Company, Series A and the General Partner, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with an executed copy for the Representatives and an executed or reproduced copy for each other Underwriter, and in the form set forth on Exhibit B.

(b) The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Richards, Layton & Finger PA, Delaware counsel for the Company and Series A, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with an executed copy for the Representatives and an executed or reproduced copy for each other Underwriter, and in the form set forth on Exhibit C.

(c) You shall have received from Deloitte letters dated, respectively, the date of this Agreement, the date of the Prospectus, the time of purchase and, if applicable, the additional time of purchase, and addressed to the Underwriters (with an executed copy for the Representatives and an executed or reproduced copy for each other Underwriter) in the forms reasonably satisfactory to the Representatives, which letters shall include statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters covering, without limitation, the various financial disclosures contained in the Registration Statement, the Disclosure Package and the Prospectus with respect to the Company.

(d) You shall have received at the time of purchase and, if applicable, at the additional time of purchase, the favorable opinion of Morrison & Foerster LLP, counsel for the Underwriters, dated the time of purchase or the additional time of purchase, as the case may be, in form and substance reasonably satisfactory to the Representatives.

(e) You shall have received at the time of purchase and, if applicable, at the additional time of purchase, the favorable opinion of Morris, Nichols, Arsht & Tunnell, LLP, Delaware counsel for the Underwriters, dated the time of purchase [or the additional time of purchase,] as the case may be, in form and substance reasonably satisfactory to the Representatives.

(f) All of the Transaction Documents shall have been executed and delivered contemporaneously with or prior to the issuance and delivery of the Firm Securities.

(g) No Prospectus or amendment or supplement to the Registration Statement or the Prospectus shall have been filed to which you shall have reasonably objected as soon as reasonably practicable in writing.

(h) The Registration Statement, the Exchange Act Registration Statement and any registration statement required to be filed, prior to the sale of the Securities, under the Act pursuant to Rule 462(b) under the Act shall have been filed and shall have become effective under the Act or the Exchange Act, as the case may be. If Rule 430A under the Act is used, the Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act at or before 5:30 P.M., New York City time, on the second full business day after the date of this Agreement (or such earlier time as may be required under the Act).

(i) Prior to and at the time of purchase, and, if applicable, the additional time of purchase: (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act; (ii) the Registration Statement and all post-effective amendments thereto shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) neither the Preliminary Prospectus nor the Prospectus, and no amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; (iv) no Disclosure Package, and no amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; and (v) none of the Permitted Free Writing Prospectuses, if any, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

(j) You shall have received each of the signed agreements (the “Lock-Up Agreements”) in the form set forth as Exhibit A hereto from each of the parties set forth in Exhibit A-1 hereto, and each such Lock-Up Agreement shall be in full force and effect at the time of purchase and the additional time of purchase, as the case may be.

(k) The General Partner, on behalf of itself, the Company and Series A, will, at the time of purchase and, if applicable, at the additional time of purchase, deliver to you a certificate of its President and its Chief Financial Officer, dated the time of purchase or the additional time of purchase, as the case may be, in the form attached as Exhibit D hereto.

(l) The General Partner will, at the time of purchase and, if applicable, at the additional time of purchase, deliver to you a certificate of its Chief Financial Officer, on behalf of the Company and Series A, dated the time of purchase or the additional time of purchase, as the case may be, in the form attached as Exhibit E.

(m) The Adviser will, at the time of purchase and, if applicable, at the additional time of purchase, deliver to you a certificate of its Chief Executive Officer, dated the time of purchase or the additional time of purchase, as the case may be, in the form attached as Exhibit F hereto

(n) The Company shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement, any Preliminary Prospectus, the Disclosure Package, the Prospectus or any Permitted Free Writing Prospectus as of the time of purchase and, if applicable, the additional time of purchase, as you may reasonably request.

(o) The Securities shall have been approved for quotation on the NYSE Arca, subject only to notice of issuance.

(p) FINRA shall not have raised any objection with respect to the fairness or reasonableness of the underwriting, or other arrangements of the transactions, contemplated hereby.

9. Effective Date of Agreement; Termination. This Agreement shall become effective when the parties hereto have executed and delivered this Agreement.

The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of the Representatives, if (i) since the time of execution of this Agreement or the earlier respective dates as of which information is given in the Registration Statement, the Disclosure Package and the Prospectus there has been any change or any development involving a prospective change in the business, properties, prospects, management, financial condition or results of operations of the Property, the Company or Series A and its subsidiaries taken as a whole, the effect of which change or development is, in the sole judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Registration Statement, the Disclosure Package and the Prospectus or (ii) since the time of execution of this Agreement, there shall have occurred: (A) a suspension or material limitation in trading in securities generally on the New York Stock Exchange, the NYSE Arca or the Nasdaq; (B) a suspension or material limitation in trading in the Company’s securities on the

Nasdaq; (C) a general moratorium on commercial banking activities declared by either federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (D) an outbreak or escalation of hostilities or acts of terrorism involving the United States or a declaration by the United States of a national emergency or war; or (E) any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (D) or (E), in the sole judgment of the Representatives, makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Registration Statement, the Disclosure Package and the Prospectus.

If the Representatives elect to terminate this Agreement as provided in this Section 9, the Company and each other Underwriter shall be notified promptly in writing.

If the sale to the Underwriters of the Securities, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement, or if such sale is not carried out because the Company shall be unable to comply with any of the terms of this Agreement, the Company and Series A shall not be under any obligation or liability under this Agreement (except to the extent provided in Section 5(u), 7 and 11 hereof) and the Underwriters shall be under no obligation or liability to the Company under this Agreement (except to the extent provided in Section 11 hereof) or to one another hereunder.

10. Increase in Underwriters’ Commitments. Subject to Sections 8 and 9 hereof, if any Underwriter shall default in its obligation to take up and pay for the Firm Securities to be purchased by it hereunder (otherwise than for a failure of a condition set forth in Section 8 hereof or a reason sufficient to justify the termination of this Agreement under the provisions of Section 9 hereof) and if the number of Firm Securities which all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the total number of Firm Securities, the non-defaulting Underwriters (including the Underwriters, if any, substituted in the manner set forth below) shall take up and pay for (in addition to the aggregate number of Firm Securities they are obligated to purchase pursuant to Section 1 hereof) the number of Firm Securities agreed to be purchased by all such defaulting Underwriters, as hereinafter provided. Such Securities shall be taken up and paid for by such non-defaulting Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Securities shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate number of Firm Securities set forth opposite the names of such non-defaulting Underwriters in Schedule A.

Without relieving any defaulting Underwriter from its obligations hereunder, the Company (for itself and on behalf of Series A, as applicable) agrees with the non-defaulting Underwriters that it will not sell any Firm Securities hereunder unless all of the Firm Securities are purchased by the Underwriters (or by substituted Underwriters selected by you with the approval of the Company or selected by the Company with your approval).

If a new Underwriter or Underwriters are substituted by the Underwriters or by the Company for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Company or you shall have the right to postpone the time of purchase for a period not exceeding five business days in order that any necessary changes in the Registration Statement and the Prospectus and other documents may be effected.

The term “Underwriter” as used in this Agreement shall refer to and include any Underwriter substituted under this Section 10 with like effect as if such substituted Underwriter had originally been named in Schedule A hereto.

If the aggregate number of Firm Securities which the defaulting Underwriter or Underwriters agreed to purchase exceeds 10% of the total number of Firm Securities which all Underwriters agreed to purchase hereunder, and if neither the non-defaulting Underwriters nor the Company shall make arrangements within the five business day period stated above for the purchase of all the Firm Securities which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall terminate without further act or deed and without any liability on the part of the Company, Series A, the Adviser or the General Partner to any Underwriter and without any liability on the part of any non-defaulting Underwriter to the Company. Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

11. Indemnity and Contribution.

(a) Series A agrees to indemnify, defend and hold harmless each Underwriter, its partners, directors, officers, employees and members, any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and any “affiliate” (within the meaning of Rule 405 under the Act) of such Underwriter, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in the Registration Statement or arises out of or is based upon any omission or alleged omission to state a material fact in the Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading or (ii) any untrue statement or alleged untrue statement of a material fact included in any Prospectus (the term Prospectus for the purpose of this Section 11 being deemed to include any Preliminary Prospectus, the Prospectus and any amendments or supplements to the foregoing), in any Covered Free Writing Prospectus, in any Covered Exempt Written Communication, in any “issuer information” (as defined in Rule 433 under the Act) of the Company, which “issuer information” is required to be, or is, filed with the Commission, or in any Prospectus together with any combination of one or more of the Covered Free Writing Prospectuses, if any, and one or more Covered Exempt Written Communications, if any, or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except, with respect to such Prospectus or any Permitted Free Writing Prospectus or any Permitted Exempt Written Communication, insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, such Prospectus or Permitted Free Writing Prospectus or Permitted Exempt Written Communication or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus or Permitted Free Writing Prospectus or Permitted Exempt Written Communication in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading, and, subject to subsection (c) below, will reimburse each “indemnified party” (defined below) for any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending against any loss, damage, expense, liability, claim, action, litigation, investigation or proceeding whatsoever (whether or not such indemnified party is a party thereto), whether threatened or commenced, and in connection with the enforcement of this provision with respect to the above as such fees and expenses are incurred.

(b) Each Underwriter severally and not jointly agrees to indemnify, defend and hold harmless Series A, the managers and officers of the General Partner who signed the Registration Statement, any person who controls Series A within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and any “affiliate” (within the meaning of Rule 405 under the Act) of Series A, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, Series A or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company and Series A expressly for use in, the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact in such Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, a Prospectus or a Permitted Free Writing Prospectus or a Permitted Exempt Written Communication, or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus or Permitted Free Writing Prospectus or Permitted Exempt Written Communication in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading.

(c) If any action, suit or proceeding (each, a “Proceeding”) is brought against a person (an “indemnified party”) in respect of which indemnity may be sought against Series A or an Underwriter (as applicable, the “indemnifying party”) pursuant to subsection (a) or (b), respectively, of this Section 11, such indemnified party shall promptly notify such indemnifying party in writing of the institution of such Proceeding and such indemnifying party shall assume the defense of such Proceeding, including the retention of counsel reasonably satisfactory to such indemnified party, and pay all legal or other fees and expenses related to such Proceeding or incurred in connection with such indemnified party’s successful enforcement of subsection (a) or (b) of this Section 11; provided, however, that the omission to so notify such indemnifying party shall not relieve such indemnifying party from any liability that such indemnifying party may have to any indemnified party or otherwise, except to the extent that such indemnifying party has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure. The indemnified party or parties shall have the right to retain its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the retention of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such Proceeding, (ii) the indemnifying party shall not have, within a reasonable period of time in light of the circumstances, retained counsel to defend such Proceeding or (iii) if the defendants in any such action include both the indemnified party and the indemnifying party and such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them that are different from, additional to or in conflict with those available to such indemnifying party (in which case such indemnifying party shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such reasonable fees and expenses shall be borne by such indemnifying party and paid as incurred (it being understood, however, that such indemnifying party shall not be liable for the fees or expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The indemnifying party shall not be liable for any settlement of any Proceeding effected without its written consent but, if settled with its written consent, such indemnifying party agrees to indemnify and hold harmless the indemnified party or parties from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this Section 11(c), then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have fully reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days’ prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault or culpability or a failure to act by or on behalf of such indemnified party.

(d) If the indemnification provided for in this Section 11 is unavailable to an indemnified party under subsections (a) and (b) of this Section 11 or insufficient to hold an indemnified party harmless in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by Series A on the one hand and the Underwriters on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of Series A on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by Series A on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering (before deducting expenses) received by Series A, and the total underwriting discounts and commissions received by the Underwriters, bear to the aggregate public offering price of the Securities. The relative fault of the Company and Series A on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or Series A or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

(e) Series A and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 11 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (d) above. Notwithstanding the provisions of this Section 11, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damage which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 11 are several in proportion to their respective underwriting commitments and not joint.

(f) The indemnity and contribution agreements contained in this Section 11 and the covenants, warranties and representations of the Company, Series A and the General Partner contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its partners, directors, officers, employees, affiliates or members or any person (including each partner, officer, director or member of such person) who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Company, the General Partner its managers or officers or any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Securities. The Company and each Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Company, against Series A or any of the General Partner’s officers or trustees in connection with the issuance and sale of the Securities, or in connection with the Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus.

12. Information Furnished by the Underwriters. The statements set forth in: (i) the last paragraph on the cover page of the Prospectus; (ii) the fourth and fifth paragraphs under the caption “Underwriting” in the Prospectus regarding the Underwriters’ intent to make a market in Series A Shares and the distribution of Prospectuses electronically; (iii) the second, third and fourth sentences under the caption “Underwriting—Underwriting discounts and commissions” in the Prospectus; (iv) “Underwriting—Price stabilization, short positions” in the Prospectus, insofar as such statements relate to stabilization activities that may be undertaken by the Underwriters; (v) “Underwriting—Affiliations” in the Prospectus; and (vi) “Underwriting—Electronic distribution” in the Prospectus, constitute the only information furnished by or on behalf of the Underwriters, as such information is referred to in Sections 3 and 11 hereof.

13. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by e-mail and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to UBS Securities LLC, 1285 Avenue of the Americas, New York, New York 10019, Attention: Syndicate (email: ol-useqsynd@ubs.com and RBC Capital Markets, LLC, 200 Vesey Street, 8th Floor, New York, NY 10281, Attention: Equity Syndicate, (Facsimile No.: 212-428-6260 and email: equityprospectus@rbccm.com), with a copy to Morrison & Foerster LLP, 2100 L Street NW, Washington, DC 20037, Attention: David P. Slotkin (email: dslotkin@mofo.com), and if to the Company, Series A or the General Partner, shall be sufficient in all respects if delivered or sent to the General Partner at the offices of the General Partner at 250 Greenwich Street, 10th Floor, Attention: David Ronn (e-mail: david.ronn@roxfinancial.com), with a copy to Latham & Watkins, LLP, 355 South Grand Avenue, Suite 100, Los Angeles, California 90071, Attention Lewis Kneib (e-mail: Lewis.Kneib@lw.com).

14. Governing Law; Construction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement (a “Claim”), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York without regard to the conflicts of law principles thereof. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

15. Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company consents to the jurisdiction of such courts and personal service with respect thereto. The General Partner, the Company, Series A and the Adviser hereby consent to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against any Underwriter or any indemnified party. Each Underwriter and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its securityholders and affiliates) waive all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The General Partner, the Company, Series A and the Adviser agree that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the applicable party and may be enforced in any other courts to the jurisdiction of which the Company is or may be subject, by suit upon such judgment. Each Underwriter agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon it and may be enforced in any other courts to the jurisdiction of which it is or may be subject, by suit upon such judgment.

16. Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters and the Company and to the extent provided in Section 11 hereof the controlling persons, partners, trustees, directors, officers, members and affiliates referred to in such Section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

17. No Fiduciary Relationship. The General Partner, the Company, Series A and the Adviser each hereby acknowledge that the Underwriters are acting solely as underwriters in connection with the purchase and sale of the Securities. The General Partner, the Company, Series A and the Adviser each further acknowledge that the Underwriters are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis, and in no event do the parties intend that the Underwriters act or be responsible as a fiduciary to the Company, the General Partner, the management, securityholders or creditors of either the General Partner, the Company, Series A or the Adviser or any other person in connection with any activity that the Underwriters may undertake or have undertaken in furtherance of the purchase and sale of the Company’s securities, either before or after the date hereof. The Underwriters hereby expressly disclaim any fiduciary or similar obligations to the General Partner, the Company, Series A and the Adviser, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the General Partner, the Company, Series A and the Adviser each hereby confirm their respective understanding and agreement to that effect. The Company, the

General Partner and the Underwriters agree that they are each responsible for making their own independent judgments with respect to any such transactions and that any opinions or views expressed by the Underwriters to the General Partner, the Company, Series A and the Adviser regarding such transactions, including, but not limited to, any opinions or views with respect to the price or market for the Company’s securities, do not constitute advice or recommendations to the General Partner, the Company, Series A or the Adviser. The Company, the General Partner and the Underwriters agree that the Underwriters are acting as principal and not the agent or fiduciary of the General Partner, the Company, Series A and the Adviser and no Underwriter has assumed, and none of them will assume, any advisory responsibility in favor of the General Partner, the Company, Series A and the Adviser with respect to the transactions contemplated hereby or the process leading thereto (irrespective of whether any Underwriter has advised or is currently advising the Company or the General Partner on other matters). The General Partner, the Company, Series A and the Adviser each hereby waive and release, to the fullest extent permitted by law, any claims that the General Partner, the Company, Series A or the Adviser may have against the Underwriters with respect to any breach or alleged breach of any fiduciary, advisory or similar duty to the General Partner, the Company, Series A or the Adviser in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

18. Counterparts. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

19. Successors and Assigns. This Agreement shall be binding upon the Underwriters and the Company, the General Partner, Series A, the Adviser and their respective successors and assigns and any successor or assign of any substantial portion of the Company’s, the General Partner’s, Series A’s, the Adviser’s and any of the Underwriters’ respective businesses and/or assets.

20. Compliance with USA Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company and the General Partner, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

21. Recognition of U.S. Special Resolution Regimes. (i) In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States. (ii) In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

As used in this Section 21:

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following:

(i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

22. Miscellaneous. UBS, an indirect, wholly owned subsidiary of UBS AG, is not a bank and is separate from any affiliated bank, including any U.S. branch or agency of UBS AG. Because UBS is a separately incorporated entity, it is solely responsible for its own contractual obligations and commitments, including obligations with respect to sales and purchases of securities. Securities sold, offered or recommended by UBS are not deposits, are not insured by the Federal Deposit Insurance Corporation, are not guaranteed by a branch or agency, and are not otherwise an obligation or responsibility of a branch or agency.

[The Remainder of This Page Intentionally Left Blank; Signature Page Follows]

If the foregoing correctly sets forth the understanding among the Company, Series A, the General Partner, the Adviser and the several Underwriters, please so indicate in the space provided below for that purpose, whereupon this Agreement and your acceptance shall constitute a binding agreement among the Company, the General Partner and the several Underwriters.

Very truly yours,

ROX FINANCIAL LP,

By:	Rox Financial GP LLC, its general partner

By:
Name: Anthony Moro
Title: President

By:
Name: David Ronn
Title: Chief Legal Officer

Series A of ROX FINANCIAL LP

By:	Rox Financial GP LLC, its general partner

By:
Name: Anthony Moro
Title: President

By:
Name: David Ronn
Title: Chief Legal Officer

ROX FINANCIAL GP LLC

By:
Name: Anthony Moro
Title: President

By:
Name: David Ronn
Title: Chief Legal Officer

RPS SECURITIES LLC

By:
Name: David Ronn
Title: Chief Executive Officer

Underwriting Agreement Signature Page

Accepted and agreed to as of the date

first above written, on behalf of

themselves and the other several

Underwriters named in Schedule A

UBS SECURITIES LLC

By:
Name:
Title:

RBC CAPITAL MARKETS, LLC

By:
Name:
Title:

Underwriting Agreement Signature Page

SCHEDULE A

Underwriter	Number of Firm Securities
UBS SECURITIES LLC	[	•]
RBC CAPITAL MARKETS, LLC	[	•]
PIPER SANDLER & CO.	[	•]
B. RILEY SECURITIES, INC.	[	•]
COLLIERS SECURITIES LLC	[	•]
JANNEY MONTGOMERY SCOTT LLC	[	•]
Total	[	•]

SCHEDULE B

Permitted Free Writing Prospectuses

[None]

Permitted Exempt Written Communications

Investor Presentation dated [•], 2021

Pricing Information Provided by Underwriters

Price per Series A Share to the public: $10.00

Number of Series A Shares offered: 8,250,000

EXHIBIT A

Lock-Up Agreement

, 2021

UBS Securities LLC

RBC Capital Markets, LLC

Together with the other Underwriters

named in Schedule A to the Underwriting Agreement

referred to herein

c/o UBS Securities LLC

1285 Avenue of the Americas

New York, New York 10019

c/o RBC Capital Markets, LLC

3 World Financial Center

200 Vesey Street, 10th Floor

New York, New York 10281

Ladies and Gentlemen:

This Lock-Up Agreement is being delivered to you in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”) to be entered into by ROX Financial LP, a Delaware series limited partnership (the “Company”), and to Series A of ROX Financial LP, a separate series thereof (the “Series A”), ROX Financial GP LLC, a Delaware limited liability company (“General Partner”), the general partner of the Company and a wholly owned subsidiary of ROX Financial Inc., RPS Securities LLC, a Texas limited liability company (the “Adviser”) and UBS Securities LLC (“UBS”) and RBC Capital Markets, LLC (“RBC”), together the representatives of the several underwriters to be named in Schedule A thereto, with respect to the public offering (the “Offering”) of limited partner interests associated with Series A (the “Series A Shares”).

In order to induce you to enter into the Underwriting Agreement, the undersigned agrees that, for a period (the “Lock-Up Period”) beginning on the date hereof and ending on, and including, the date that is 180 days after the date of the final prospectus relating to the Offering, the undersigned will not, without the prior written consent of UBS, (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement with the Securities and Exchange Commission (the “Commission”) in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder with respect to, any Series A Shares or any other securities of the Company that are substantially similar to Series A Shares, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Series A Shares or any other securities of the Company that are substantially similar to Series A Shares, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, whether any such transaction is to be settled by delivery of Series A Shares or such other securities, in cash or otherwise or (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii). The foregoing sentence shall not apply to (a) transactions relating to Series A Shares acquired in open market transactions after the completion of the Offering, provided that no filing under Section 16(a) of the Exchange Act shall be required or shall be voluntarily made in connection with subsequent sales of Series A Shares acquired in such open market transactions (b) bona fide gifts, provided the recipient thereof agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Agreement, (c) dispositions to any trust for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned or (d) distributions of Series A Shares to limited partners, members or stockholders of the undersigned, provided that in the case of any transfer or distribution pursuant to clause (c) or (d), each distributee or trust agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Agreement. For purposes of this paragraph, “immediate family” shall mean the undersigned and the spouse, any lineal descendent, father, mother, brother or sister of the undersigned.

In addition, the undersigned hereby waives any rights the undersigned may have to require registration of Series A Shares in connection with the filing of a registration statement relating to the Offering. The undersigned further agrees that, for the Lock-Up Period, the undersigned will not, without the prior written consent of UBS, make any demand for, or exercise any right with respect to, the registration of Series A Shares or any securities convertible into or exercisable or exchangeable for Series A Shares, or warrants or other rights to purchase Series A Shares or any such securities.

In addition, the undersigned hereby waives any and all preemptive rights, participation rights, resale rights, rights of first refusal and similar rights that the undersigned may have in connection with the Offering or with any issuance or sale by the Company of any equity or other securities before the Offering, except for any such rights as have been heretofore duly exercised.

The undersigned hereby authorizes the Company and its transfer agent, during the Lock-Up Period, to decline the transfer of or to note stop transfer restrictions on the share register and other records relating to Series A Shares or other securities subject to this Lock-Up Agreement of which the undersigned is the record holder, and, with respect to Series A Shares or other securities subject to this Lock-Up Agreement of which the undersigned is the beneficial owner but not the record holder, the undersigned hereby agrees to cause such record holder to authorize the Company and its transfer agent, during the Lock-Up Period, to decline the transfer of or to note stop transfer restrictions on the share register and other records relating to such shares or other securities.

* * *

If (i) the Company notifies you in writing that it does not intend to proceed with the Offering, (ii) the registration statement filed with the Commission with respect to the Offering is withdrawn or (iii) for any reason the Underwriting Agreement shall be terminated prior to the “time of purchase” (as defined in the Underwriting Agreement), this Lock-Up Agreement shall be terminated and the undersigned shall be released from its obligations hereunder.

Yours very truly,

Name:

EXHIBIT A-1

LIST OF PARTIES TO EXECUTE LOCK-UP AGREEMENTS

1. Peter Braverman

2. Howard S. Roth

3. Elizabeth A. Abdoo

4. Anthony F. Moro

5. Eyal Leibovitz

6. David L. Ronn

7. Shachar Melman

8. ROX Financial GP LLC

9. ROX Financial Inc.

10. NP Oakley LLC

A-1-1

EXHIBIT B

[Intentionally Omitted]

B-2

EXHIBIT C

[Intentionally Omitted]

C-3

EXHIBIT D

[Intentionally Omitted]

D-1

EXHIBIT E

[Intentionally Omitted]

E-1

EXHIBIT F

[Intentionally Omitted]